We issued

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 30, 2021

REPAY HOLDINGS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38531	98-1496050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 West Paces Ferry Road

Suite 200

Atlanta, GA 30305

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (404) 504-7472

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RPAY	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

The information set forth under Item 4.02 is incorporated into this Item 2.02 by reference.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  On April 30, 2021, the Audit Committee of the Board of Directors (the “Audit Committee”) of Repay Holdings Corporation (the “Company”), in response to the statement released by the U.S. Securities and Exchange Commission (the “SEC”) with respect to the balance sheet classification and periodic measurement of certain contracts that may be settled in an entity’s stock, such as warrants, and after discussion with its legal advisors, concluded that the Company’s previously issued consolidated financial statements as of December 31, 2019, for the period from July 11, 2019 through December 31, 2019 and as of and for the year ended December 31, 2020 and the Company’s unaudited condensed consolidated financial statements for the quarterly periods within those periods (collectively, the “Relevant Periods”) included in the Company’s previously filed Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q for the Relevant Periods should be restated to reflect the impact of this guidance by the SEC and accordingly, should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications of the Company describing the Company's financial results for the Relevant Periods should no longer be relied upon.

Background

On April 12, 2021, the SEC issued a statement (the “Statement”) on the accounting and reporting considerations for warrants issued by special purpose acquisition companies (“SPACs”). The Statement referenced the guidance included in U.S. Generally Accepted Accounting Principles that entities must consider in determining whether to classify contracts that may be settled in its own stock, such as warrants, as equity or as an asset or liability.

After considering the Statement, the Company re-evaluated its historical accounting for its warrants and concluded it must amend the accounting treatment of the public warrants and private placement warrants (collectively, the “Warrants”) outstanding and recorded on the Company’s consolidated financial statements at the time of the merger of Thunder Bridge Acquisition, Ltd. (“Thunder Bridge”), a SPAC and legal predecessor of the Company, and Hawk Parent Holdings LLC (“Hawk Parent”) on July 11, 2019 (the “Business Combination”). On the closing of the Business Combination, Thunder Bridge changed its name to Repay Holdings Corporation.  At that time, the Warrants were presented within equity and did not impact the financial statements of Hawk Parent presented in Predecessor reporting periods of the Company prior to the Business Combination. On July 27, 2020, the Company completed the redemption of all outstanding Warrants.

The Company has concluded that the Warrants did not meet the conditions to be classified within equity under the Statement and should have been presented as a liability and marked to fair value each reporting period. The Company intends to promptly file restated financial statements for the year ended December 31, 2020 on Form 10-K/A. The Company’s previously issued audited financial statements as of December 31, 2019 and for the period July 11, 2019 through December 31, 2019 and quarterly financial information for the Relevant Periods will also be restated in the Form 10-K/A as set forth in the Statement.

As a result of the restatement, the Company expects to recognize incremental non-operating expense between $10 million to $20 million for the period from July 11, 2019 through December 31, 2019, and incremental non-operating expense between $66 million to $76 million for the year ended December 31, 2020. We expect that there will be no impact to our historically reported cash and cash equivalents, or cash flows from operating, investing or financing activities. Further, the Company does not anticipate any incremental non-operating expense to be incurred for the quarter ended March 31, 2021, as there were no Warrants outstanding after July 27, 2020.  All estimates contained in this report are subject to change as management completes the Form 10-K/A, and the Company’s independent registered public accounting firms has not audited or reviewed these estimates or ranges. An audit of annual financial statements and/or review of quarterly financial statements could result in material changes to these ranges and estimates. We are evaluating the impact on the Company’s internal controls over financial reporting. Further details and remediation plans will be included in the Company’s Form 10-K/A.

The Company’s management and the Audit Committee have discussed the matters disclosed in this Item 4.02(a) with the Company’s independent registered public accounting firm, Grant Thornton LLP.

Item 7.01	Regulation FD.

The information set forth under 4.02 is incorporated into this Item 7.01 by reference.

On April 30, 2021, the Company issued a press release related to the matters described in Item 4.02. A copy of the press release is included as Exhibit 99.1 and incorporated herein by reference.

The information furnished pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release issued April 30, 2021 by Repay Holdings Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Repay Holdings Corporation

Dated: April 30, 2021	By:	/s/ Tyler B. Dempsey
Tyler B. Dempsey
General Counsel